UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2007

LEAPFROG ENTERPRISES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-31396	95-4652013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Hollis Street, Suite 100 Emeryville, California	94608-1071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 420-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2007, our Board of Directors adopted amendments to our Amended and Restated Bylaws (the “Bylaws”). The amendments were effective upon adoption by our Board of Directors. The changes to our Bylaws include the following amendments:

•

to eliminate provisions that had permitted actions by written consent of the holders of preferred stock, as no shares of preferred stock are currently outstanding, and under both our existing Bylaws and our current Amended and Restated Certificate of Incorporation (the “Certificate”), no action by the holders of common stock may be taken by written consent or electronic transmission.

•

to permit the issuance and transfer of uncertificated Company shares in accordance with the electronic Direct Registration System (“DRS”) administered by the Depository Trust Company. The rules of the New York Stock Exchange require the Company to be eligible for DRS by January 1, 2008.

•

to designate the chief executive officer as an officer of the Company and to describe the responsibilities of that office, to delete the designations of the chairman of the board and the controller as officers of the Company, and to describe the responsibilities of the chairman as they relate to the board of directors generally.

•	to clarify that the Company has the power, but is not required, to indemnify its officers, employees and other agents.

•	to generally conform provisions relating to removal of directors to the corresponding provisions currently set forth in the Certificate.

•	to specify that directors are elected for terms of one year.

•

to include in the provisions relating to advance notice of stockholder proposals and nominations a requirement that the proponent also comply with the applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

•

to modify the order of directors who shall preside at meetings of the board of directors and the order of directors and officers who shall preside at meetings of the stockholders, in each case, in the absence of the chairman of the board.

•	to eliminate the requirement that requests by the chief executive officer or the chairman of the board to call special meetings of stockholders be in writing.

The foregoing description of the amendments to our Bylaws is qualified in its entirety by reference to our Bylaws, as amended on October 30, 2007, a copy of which is attached hereto as Exhibit 3.04 and incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

3.04	Amended and Restated Bylaws, as Amended as of October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc. (Registrant)

Date: November 2, 2007	By:	/s/ William B. Chiasson
William B. Chiasson
Chief Financial Officer